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            DREYFUS/TRANSAMERICA TRIPLE ADVANTAGE(R) VARIABLE ANNUITY

                                    Issued by

                 Transamerica Occidental Life Insurance Company

                       Supplement Dated September 3, 2002
                                     to the
                          Prospectus dated May 1, 2002

On or about October 18, 2002, the Dreyfus European Equity portfolio will be liquidated, and therefore, the Dreyfus European Equity sub-account will be closed to all contract owners. This means the Dreyfus European Equity sub-account is no longer available.

On the October 16, 2002, (liquidation date,) the shares of all assets remaining in the Dreyfus European Equity sub-account will automatically be exchanged for shares of the Dreyfus Money Market sub-account, in equal value.



                 This Prospectus Supplement must be accompanied
                            by the Prospectus for the
    Dreyfus/Transamerica Triple Advantage Variable Annuity dated May 1, 2002